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                                                         Exhibit 32


     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                 PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    I, Rhea J. Posedel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aehr Test Systems on Form 10-Q for the period ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

                                     By:   /s/ RHEA J. POSEDEL
                                           ----------------------------------
                                           Rhea J. Posedel
                                           Chief Executive Officer



    I, Gary L. Larson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Aehr Test Systems on Form 10-Q for the period ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Aehr Test Systems.

                                     By:   /s/ GARY L. LARSON
                                           ----------------------------------
                                           Gary L. Larson
                                           Chief Financial Officer